Income taxes expenses	12 Months Ended
Dec. 31, 2022
Income Taxes Expenses [Abstract]
Income taxes expenses	Income taxes expenses
As an entity headquartered in the Cayman Islands, the Company is subject to a tax neutral regime. However, the Group’s subsidiaries headquartered in Brazil, Colombia, Chile, the United Kingdom, the United States of America, and Hong Kong are subject to income taxes as set out by local tax laws.

Reconciliation of income tax	2022	2021	2020
Income before income taxes	102,453	121,572	64,976

Impact of difference in tax rates of foreign subsidiaries	(8,349)	642	(2,749)
Nondeductible expenses	—	(1,023)	(386)
Total income taxes	(8,349)	(381)	(3,136)
Current	(6,784)	(1,692)	(891)
Deferred	(1,565)	1,311	(2,245)
Effective tax rate	8.1%	0.3%	4.8%